[PHOTO OF BUILDING OMITTED]
                                       CRA
---------------------------------------------
                                     REALTY
---------------------------------------------
                                     SHARES
---------------------------------------------
                                    PORTFOLIO
---------------------------------------------

                               SEMI-ANNUAL REPORT
                                 TO SHAREHOLDERS

                                 APRIL 30, 1998

                                   ADVISED BY:
                                 CRA REAL ESTATE
                                SECURITIES, L.P.

                                                                             CRA
--------------------------------------------------------------------------------
                                                                          REALTY
--------------------------------------------------------------------------------
                                                                          SHARES
--------------------------------------------------------------------------------
                                                                       PORTFOLIO

MANAGER'S DISCUSSION OF FUND PERFORMANCE

To Our Shareholders:

We present the semi-annual report for the CRA Realty Shares Portfolio managed on your behalf by CRA Real Estate Securities. The performance for the portfolio and several indices are summarized in the tables below:

-----------------------------------------------------------------------------------------------------------------
                                                    April      Trailing    Trailing      Trailing         Since
                                                    1998         3 mo.       6 mo.        12 mo.        Inception
-----------------------------------------------------------------------------------------------------------------
   CRA Realty Shares Portfolio                     -2.46%       -0.92%       2.71%         22.22%        15.69%
   Wilshire R.E. Securities                        -3.15        -2.51        0.24          16.85         10.01
   NAREIT - Equity REITs                           -3.26        -3.20        0.69          18.25         10.74
   S&P 500 (Large Co. Stocks)                       1.05        13.86       22.47          41.27         31.95
   Russell 2000 (Small Co. Stocks)                  0.55        12.43       11.86          42.40         23.74
   Lehman Gov't/Corp. Bonds                         0.50         0.61        3.65          11.33          8.78
-----------------------------------------------------------------------------------------------------------------

*INCEPTION DATE: 1/1/97, ANNUALIZED RETURNS.

Break out the Prozac because this bull (market) is exhibiting manic-depressive behavior. Talk about mood swings! In the last week of April, stocks declined 4.1% in four days on fears of inflation after minutes of a recent Federal Reserve Open Market Committee meeting were leaked to the press indicating concern by the Fed that inflationary pressures might necessitate future interest rate hikes. But after a dose of the market equivalent to Prozac (i.e., several leading economic indicators for March were reported, suggesting that job growth and wage growth were actually below expectations), all memory of rate hikes subsided and the market drove higher by 3.3% over the next three days!

As valuations in large cap U.S. equities continue to climb skyward, volatility is returning to the market. The U.S. stock market went through a period of extraordinary calm (i.e., low volatility) from 1992 to 1997. However, volatility has been slowly reasserting itself at more traditional levels. Since July of 1996 (that's the month when stocks fell 5-10%), on 120 of 465 trading days (26%), the market, as measured by the S&P 500 index, moved up or down more than 1%. REITs by contrast had only 16 days (3%) which brought more than a 1% move. On the 120 days in which the S&P 500 index moved more than 1%, 72 were positive with an average gain of 1.7%; 48 were negative with an average loss of 1.8%. On the 48 big negative days for the S&P 500, the REITs moved down an average of -0.4%, or only 24% as much.

The fear of rising interest rates has caused many to ask whether REITs are interest rate sensitive. The answer, somewhat surprisingly, is that REITs are no more sensitive (and perhaps slightly less sensitive) to interest rate changes than the S&P 500. Studies show that stocks in general are sensitive to interest rates -- when rates decline, stocks rise and vice-versa. Despite a popular and persisting notion that REITs are priced based on relative yields, long-term return correlation studies show that REIT returns have never been highly correlated with bonds (by definition the most interest sensitive securities). Intuitively, this result makes sense when you consider that an environment of a robust and expanding economy that leads to fear of inflation and rising interest rates is a great environment in which to be a landlord. Assuming supply of space is not totally out of line with demand, landlords in that environment can raise rents, and cash flows from real estate assets are increasing (and so, by extension, are cash flows for real estate companies).

Capital raising continues at a steady clip. One new twist is the rise of the Unit Investment Trust (UIT). Touted by some sponsors and companies as an innovative new way to access a broader investor base, UITs have been criticized by others as a conflict-ridden circumvention of the market process of investment banking-led stock offerings. UITs are booming in general and real estate security UITs are a growing part of the market. Over $3 billion has been raised so far for real estate UITs, including a $1 billion deal just completed in April. Puzzling to us is the number of REITs willing to issue stock at arguably the low ebb of pricing. Discussions with several of the companies reveal one of the most


CRA REAL ESTATE SECURITIES, L.P.
--------------------------------------------------------------------------------
AN AFFILIATE OF CLARION PARTNERS
troubling aspects of the UIT boom: management's loss of control of the capital raising process. Company management was coddled and cajoled by the Sponsors to participate in the deal and sell stock at a 5.25% discount to market. Many managers confided a real reluctance to resist the entreaties of an influential Sponsor. Needless to say we asserted our strong displeasure and encouragement for management to take control of the capital raising function and resist future invitations to sell equity so cheaply.

The chart below shows performance by property type. The sell-off of last year's best performing groups continued in April, as industrial, office, diversified and hotel companies suffered most. Only the outlet center group, downtrodden for much of the last two years, managed to deliver positive performance in an otherwise grim month.

                      WILSHIRE REAL ESTATE SECURITIES INDEX
                   PERFORMANCE BY PROPERTY TYPE AS OF 04/30/98

--------------------------------------------------------------------------------
                    Weight                                            Trailing
Property Type      in Index       April        YTD        1997         1 year
--------------------------------------------------------------------------------
Outlet Centers       1.2%        0.9%        5.8%        -4.6%         22.7%
Mfr. Homes           1.5        -0.8        -3.5         19.4          20.8
Storage              4.3        -0.9         0.8          3.1          13.9
Shopping Centers     7.2        -1.5        -1.6         21.0          19.3
Malls                8.6        -2.1         0.7         11.9          19.8
Apartments          16.9        -2.4        -2.2         15.5          15.0
Hotels              19.5        -2.9        -5.2         24.5          10.8
Office              15.2        -4.3        -7.2         32.4          28.6
Diversified         20.7        -4.5        -5.4         24.4          16.3
Industrial           4.9        -5.0        -3.7         20.8          20.8
--------------------------------------------------------------------------------
Total              100.0%       -3.2%       -3.9%        19.8%         16.9%
--------------------------------------------------------------------------------

Many of you may be wondering when real estate securities will reverse their current malaise. We admit to some consternation ourselves on this topic. As we reported last month, real estate companies have never appeared cheaper in the last five years relative to other stocks and bonds. After another month of negative relative performance, the case has only gotten more compelling. At least, as one pithy observer quipped, "You can't fall out of the basement." We wouldn't make these somewhat cynical observations if we did not believe that prospects were improving. Relative to the S&P 500, REITs are now trading at half the multiple of next 12 months' earnings, but are expected to deliver twice the per share earnings growth. And three weeks into first quarter earnings reporting season, we find 9 out of 10 companies meeting or exceeding analysts' estimates of earnings. Sooner or later this value gap must close and, in fact, we are encouraged by the increasing notes from analysts, money managers, and the press highlighting the compelling relative value of this group of securities. We expect a much stronger second half of the year.

We appreciate your continued faith and confidence.

Sincerely,
CRA REAL ESTATE SECURITIES, L.P.

/S/ SIGNATURE                             /S/ SIGNATURE
T. Ritson Ferguson                        Kenneth D. Campbell
Co-Portfolio Manager                      Co-Portfolio Manager


CRA REAL ESTATE SECURITIES, L.P.
--------------------------------------------------------------------------------
AN AFFILIATE OF CLARION PARTNERS

SCHEDULE OF INVESTMENTS
April 30, 1998                                                       (Unaudited)

                                                         Market
                                                          Value
CRA REALTY SHARES PORTFOLIO                    Shares     (000)
--------------------------------------------------------------------------------
EQUITIES (99.1%)
DIVERSIFIED PROPERTY HOLDINGS (14.8%)
   Catellus Development Corp.* ..............  99,200   $  1,767
   First Union Real Estate Investments ......  62,000        639
   Northstar Capital Investment Corp.* ......  20,000        400
   St. Joe Corp. ............................  38,500      1,218
   Trizec Hahn Corp. ........................  35,000        807
   Vornado Realty Trust .....................  41,500      1,663
                                                        --------
                                                           6,494
                                                        --------
HEALTH CARE FACILITIES (2.2%)
   Capital Senior Living Corp.* .............  63,600        950
                                                        --------
INDUSTRIAL (8.0%)
   AMB Property Corp. .......................  18,500        425
   American Real Estate Investment Corp., LP   67,000      1,340
   Duke Realty Investments ..................  72,500      1,726
                                                        --------
                                                           3,491
                                                        --------
NET LEASED PROPERTIES  (2.1%)
   Trinet Corporate Realty Trust ............  26,000        931
                                                        --------
OFFICE (21.2%)
   CarrAmerica Realty Trust .................  60,900      1,781
   Crescent Operating Inc.* .................  12,550        275
   Equity Office Properties Trust ...........  50,057      1,423
   Highwoods Properties Inc. ................  43,300      1,472
   Kilroy Realty Corp. ......................  44,400      1,177
   Mack Cali Realty Corp. ...................  27,400      1,029
   Prentiss Properties Trust ................  49,000      1,243
   Spieker Properties .......................  22,500        892
                                                        --------
                                                           9,292
                                                        --------
RESIDENTIAL: APARTMENTS (18.9%)
   Apartment Investment & Management Co. ....  57,000      2,130
   Avalon Properties Inc. ...................  50,200      1,412
   Bay Apartment Communities Inc. ...........  17,600        651
   Camden Property Trust ....................  41,800      1,225
   Equity Residential Properties Trust ......  36,900      1,813
   Post Properties Inc. .....................  25,700      1,049
                                                        --------
                                                           8,280
                                                        --------
RESIDENTIAL: HOTELS (12.2%)
   Host Marriott Corp.* .....................  73,400      1,427
   Patriot American Hospitality Inc. ........  57,900      1,462
   Starwood Lodging Trust ...................  49,257      2,472
                                                        --------
                                                           5,361
                                                        --------
RETAIL: MALLS (9.0%)
   General Growth Properties Inc. ...........  39,100      1,403
   Rouse Company ............................  37,000      1,142
   Simon DeBartolo Group Inc. ...............  42,628      1,404
                                                        --------
                                                           3,949
                                                        --------
RETAIL: SHOPPING CENTERS (3.5%)
   Developers Diversified Realty Corp. ......  20,500        814
   JDN Realty Corp. .........................  21,900        697
                                                        --------
                                                           1,511
                                                        --------

                                               Shares/   Market
                                             Face Amount  Value
CRA REALTY SHARES PORTFOLIO                     (000)     (000)
--------------------------------------------------------------------------------
SELF STORAGE (4.1%)
   PS Business Parks Inc.* ..................  15,400   $    377
   Public Storage Inc. ......................  46,100      1,418
                                                        --------
                                                           1,795
                                                        --------
SPECIAL PURPOSE PROPERTIES (3.1%)
   Station Casinos* .........................  91,000      1,354
                                                        --------
   TOTAL EQUITIES
     (Cost $41,063)                                       43,408
                                                        --------
REPURCHASE AGREEMENT (4.0%)
   Morgan Stanley
     5.25%, dated 04/30/98, matures 05/01/98,
     repurchase price $1,763,779
     (collateralized by U.S. Treasury
     Bill, par value $1,836,969, matures
     08/20/98: market value $1,807,966) .....  $1,763      1,764
                                                        --------
   TOTAL REPURCHASE AGREEMENT
     (Cost $1,763)                                         1,764
                                                        --------
   TOTAL INVESTMENTS (103.1%)
     (Cost $42,826)                                       45,172
                                                        --------
   OTHER ASSETS AND LIABILITIES,
     NET (-3.1%)                                          (1,349)
                                                        --------

NET ASSETS:
   Portfolio Shares -- Institutional Class
     (unlimited authorization -- no par
     value) based on 3,940,429 outstanding shares
     of beneficial interest                               40,170
   Distribution in excess of net investment income          (146)
   Accumulated net realized gain on investments            1,453
   Net unrealized appreciation on investments              2,346
                                                        --------
   TOTAL NET ASSETS (100.0%)                             $43,823
                                                        ========
   Net Asset Value, Offering and Redemption
     Price Per Share                                      $11.12
                                                        ========
* NON-INCOME PRODUCING SECURITY

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six-month period ended April 30, 1998                        (Unaudited)

CRA REALTY SHARES PORTFOLIO                                              (000)
--------------------------------------------------------------------------------
Investment Income:
   Dividend Income.................................................... $  709
   Interest Income ...................................................     35
--------------------------------------------------------------------------------
     Total Investment Income..........................................    744
--------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees ..........................................    137
   Investment Advisory Fee Waiver ....................................    (44)
   Administrative Fees ...............................................     37
   Custodian Fees ....................................................      3
   Professional Fees .................................................     18
   Transfer Agent Fees ...............................................     12
   Printing Fees .....................................................      7
   Trustee Fees ......................................................      4
   Registration and Filing Fees ......................................     18
   Amortization of Deferred Organizational Costs .....................      3
   Other Fees.........................................................      1
--------------------------------------------------------------------------------
     Total Expenses ..................................................    196
--------------------------------------------------------------------------------
       Net Investment Income .........................................    548
--------------------------------------------------------------------------------
   Net Realized Gain from Securities Sold ............................  1,427
   Net Unrealized Depreciation of Investment Securities .............. (1,018)
--------------------------------------------------------------------------------
     Net Realized and Unrealized Gain on Investments .................    409
--------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations............... $  957
================================================================================


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six-month period ended April 30, 1998 (Unaudited) and the ten-month period ended October 31, 1997

                                                                                           11/01/97          01/01/97
                                                                                          to 04/30/98       to 10/31/97
CRA REALTY SHARES PORTFOLIO                                                                  (000)           (000)(1)
-----------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income................................................................    $   548         $   502
   Net Realized Gain on Securities Sold ................................................      1,427           1,697
   Net Change in Unrealized Appreciation (Depreciation) of Investment Securities .......     (1,018)          1,512
-----------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from Operations...............................        957           3,711
-----------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income ...............................................................       (694)           (633)
   Realized Capital Gain ...............................................................     (1,540)             --
-----------------------------------------------------------------------------------------------------------------------
     Total Distributions ...............................................................     (2,234)           (633)
-----------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares Issued .......................................................................      8,944          24,407
   Shares Issued in Connection with Purchase In-Kind (2)................................         --           7,497
   Shares Issued in Lieu of Cash Distributions .........................................      1,939             407
   Shares Redeemed .....................................................................       (580)           (592)
-----------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets Derived from Capital Share Transactions.......................     10,303          31,719
-----------------------------------------------------------------------------------------------------------------------
     Total Increase in Net Assets ......................................................      9,026          34,797
-----------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period .................................................................     34,797              --
-----------------------------------------------------------------------------------------------------------------------
   End of Period .......................................................................    $43,823         $34,797
=======================================================================================================================
Shares Issued and Redeemed:
   Shares Issued .......................................................................        791           2,297
   Shares Issued in Connection with Purchase In-Kind....................................         --             749
   Shares Issued in Lieu of Cash Distributions .........................................        172              37
   Shares Redeemed .....................................................................        (52)            (54)
-----------------------------------------------------------------------------------------------------------------------
     Net Increase in Share Transactions ................................................        911           3,029
=======================================================================================================================

(1) The CRA Realty Shares Portfolio commenced operations on January 1, 1997.
(2) During 1997, the Fund received securities in-kind with market value of $7,497,000, including unrealized appreciation approximating $1,852,000.
Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

For the six-month period ended April 30, 1998 (Unaudited) and the ten-month period ended October 31, 1997

For a Share Outstanding Throughout the Period

                                                                                                                   Ratio
          Net                                                           Net                 Net                    of Net
         Asset              Realized and Distributions Distributions   Asset               Assets       Ratio    Investment
         Value       Net     Unrealized    from Net        from        Value                End      of Expenses   Income
       Beginning Investment   Gain on     Investment      Capital       End     Total     of Period  to Average  to Average
       of Period   Income    Securities     Income         Gains     of Period Return (1)   (000)    Net Assets  Net Assets
       --------- ---------- ------------ ------------- ------------- --------- ---------- ---------  ----------- ----------

---------------------------
CRA REALTY SHARES PORTFOLIO
---------------------------
1998       $11.49   0.17       0.14         (0.20)         (0.48)      $11.12    2.71%      $43,823     1.00%*     2.79%*
1997 (3)    10.00   0.26       1.53         (0.30)            --        11.49   18.17        34,797     1.00*      2.91*

                     Ratio
                     of Net
          Ratio    Investment
       of Expenses   Income
       to Average  to Average
       Net Assets  Net Assets  Portfolio  Average
       (Excluding  (Excluding  Turnover  Commission
         Waivers)   Waivers)      Rate    Rate (2)
       ----------- ----------- --------- ----------

---------------------------
CRA REALTY SHARES PORTFOLIO
---------------------------
1998       1.22%*      2.57%*     57.99%   $0.0438
1997 (3)   1.63*       2.28*     102.74     0.0588

 *  Annualized
(1) Total return is for the period indicated and has not been annualized.
(2) Average commission rate paid per share for security purchases and sales during the period.
(3) The CRA Realty Shares Portfolio commenced operations on January 1, 1997.


    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                        CRA REALTY SHARES PORTFOLIO

April 30, 1998                                                       (Unaudited)

1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with seven portfolios. The financial statements herein are those of the CRA Realty Shares Portfolio (the "Fund"). The financial statements of the remaining portfolios are not presented herein. The assets of each portfolio are segregated, and a Shareholder's interest is limited to the portfolio in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Fund.

   SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

   FEDERAL INCOME TAXES -- It is the Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

   SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts or premiums during the respective holding period which is calculated using the effective interest method. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date.

   NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

   REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

   EXPENSES -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of relative daily net assets compared to the aggregate daily net assets of the Trust.

   DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to Shareholders quarterly. Any net realized capital gains are distributed to Shareholders at least annually.

   Distributions from net investment income and net realized capital gains are determined in accordance with the U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital in the period that the differences arise. These reclassifications have no effect on net assets or net asset value.

   USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   The majority of the dividend income recorded by the Fund is from Real Estate Investment Trusts ("REITs"). For tax purposes, a portion of these dividends consists of capital gains and returns of capital. The Fund's Administrator estimates the return of capital based upon historical returns of capital paid by each REIT in prior periods. These estimates are then reconciled to the actual returns of capital reported by the REITs shortly after calendar yearend, and an adjustment, if any is required, is then recorded by the Fund.

3. ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES:

The Fund incurred organization costs of approximately $32,000. These costs have been capitalized by the Fund and are being amortized over sixty months commencing with the start-up. In the event the initial shares of the Fund are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees of approximately $13,000 for organizational work performed by a law firm of which a trustee of the Trust is a partner and two officers of the Trust are partners.

Certain officers of the Trust are also officers of SEI Fund Resources (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

NOTES TO FINANCIAL STATEMENTS (concluded)            CRA REALTY SHARES PORTFOLIO

April 30, 1998                                                       (Unaudited)

4. ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:

The Trust and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $75,000 or 0.15% of the first $100 million of the Portfolio's average daily net assets; 0.125% of the next $100 million of the Portfolio's average daily net assets; 0.10% of the next $100 million of the Portfolio's average daily net assets; and 0.08% of the Portfolio's average daily net assets over $300 million.

DST Systems Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

The Trust and CRA Real Estate Securities, L.P. (the "Adviser") are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to .70% of the Fund's average daily net assets. The Adviser has, on a voluntary basis, agreed to waive its fee and reimburse Fund expenses as applicable in order to limit the Fund's total operating expenses to a maximum of 1.00% of the average daily net assets for Institutional shares. The Adviser reserves the right to terminate this arrangement at any time in its sole discretion.

CoreStates Bank, N.A. acts as custodian (the "Custodian") for the Fund. Fees of the Custodian are being paid on the basis of the net assets of the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

6. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended April 30, 1998, are as follows:

                                                       (000)
                                                     ---------

      Purchases...............................        $34,558
      Sales ..................................        $22,088


At April 30, 1998, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at April 30, 1998, is as follows:

                                                       (000)
                                                     ---------
Aggregate gross unrealized
  appreciation .................................       $3,402
Aggregate gross unrealized
  depreciation .................................       (1,056)
                                                       ------
Net unrealized appreciation ....................       $2,346
                                                       ======

                                      FUND:
                           CRA REALTY SHARES PORTFOLIO
                                 P.O. Box 419009
                           Kansas City, MO 64141-6009


                                    ADVISER:
                        CRA REAL ESTATE SECURITIES, L.P.
                       Suite 205, 259 Radnor-Chester Road
                                Radnor, PA 19087


                                  DISTRIBUTOR:
                        SEI INVESTMENTS DISTRIBUTION CO.
                                  Oaks, PA 19456


                                 ADMINISTRATOR:
                               SEI FUND RESOURCES
                                  Oaks, PA 19456


                                 LEGAL COUNSEL:
                           MORGAN, LEWIS & BOCKIUS LLP
                               1800 M Street N.W.
                              Washington, DC 20036


                         INDEPENDENT PUBLIC ACCOUNTANTS:
                               ARTHUR ANDERSEN LLP
                               1601 Market Street
                             Philadelphia, PA 19103


             This information must be preceded or accompanied by a
                   current prospectus for the Fund described.

CRA-F-003-02